EXHIBIT 10.3

EXECUTION VERSION

SECOND AMENDMENT TO
FIRST AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment (this “Amendment”), dated as of December 17, 2007 (the “Amendment Effective Date”), is by and among MxEnergy Inc., a Delaware corporation (“MxEnergy”), and MxEnergy Electric Inc., a Delaware corporation (“MxEnergy Electric”; MxEnergy and MxEnergy Electric each a “Borrower” and collectively, the “Borrowers”), MxEnergy Holdings Inc. and certain Subsidiaries thereof (collectively, the “Guarantors”), and the financial institutions and other Persons whose signature appears below as Lenders.

PRELIMINARY STATEMENTS

A.            Reference is made to the First Amended and Restated Credit Agreement dated as of August 1, 2006 (as amended by the First Amendment dated as of April 6, 2007, the “Credit Agreement”) among the Borrowers, the Guarantors, the lenders party thereto and the Administrative Agent. Unless otherwise expressly provided herein, capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

B.            The Borrowers have requested that the Majority Lenders amend the Credit Agreement as hereinafter provided and that the Lenders consent to a waiver under the Intercreditor Agreement as hereinafter provided; and

C. The Lenders party hereto, constituting the Majority Lenders under the Credit Agreement, are willing to amend the Credit Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

AGREEMENT

Section 1.                 Amendments to Credit Agreement.

(a)           Amendment to Article 5. A new Section 5.16 of the Credit Agreement is hereby added to Article 5 of the Credit Agreement immediately following Section 5.15 of the Credit Agreement as follows:

Section 5.16 Borrowing Base. Draw down the entire available amount under the Sowood Documents if at any time the Borrowing Base Availability is less than $10,000,000,

(b)           Amendments to Section 6.06.

(i)           Section 6.06(e) of the Credit Agreement is hereby amended in its entirety as follows:

(e) any Loan Party may defease, redeem, repurchase, retire or acquire Subordinated Indebtedness or the MxEnergy Holdings Inc. Floating Rate Senior Notes due 2011 (the “Senior Notes”) (i) with the net cash proceeds from a substantially concurrent incurrence of Debt permitted by Section 6.02(b) (other than Debt incurred under the Sowood Documents), (ii) with the net proceeds from the issuance of Equity Interests, or (iii) in the case of the Senior Notes, for an amount not to exceed $12,000,000, so long as the purchase price therefor is equal to 100% or less of their par value and paid with cash on hand of any Loan Party;

(ii)                         Section 6.06(1 of the Credit Agreement is hereby amended by replacing the amount “$250,000.00” appearing in clause (ii) thereof with the amount “$500.000.00”.

(c) Amendment to Section 6.18. Section 6.18 of the Credit Agreement is hereby amended in its entirety as follows:

Section 6.18             Minimum Consolidated Working Capital. Permit the Consolidated Working Capital at any time to be less than $138,500,000; provided that (a) such amount shall be reduced on a dollar for dollar basis by (1) the purchase price paid for the redemption of the Senior Notes permitted under Section 6.06(e)(iii) and (ii) any repayment of all or any portion of the principal outstanding under the Sowood Documents on or after December , 2007, and (b) such amount shall be increased on a dollar for dollar basis by any advances made under the Sowood Documents on or after December                             , 2007.

Section 2. Consent to Amendment of the Intercreditor Agreement. The Lenders hereby consent to, and direct the Administrative Agent to enter into, a consent and waiver of the applicable terms of the Intercreditor Agreement to permit a one-time payment of principal of the Sowood Obligations with respect to revolving loans.

Section 3. Conditions to Effectiveness. This Amendment shall be effective as of the Amendment Effective Date when the Administrative Agent shall have received confirmation of each of the following in form and substance satisfactory to the Administrative Agent:

(a) counterparts of this Amendment, duly executed by each Loan Party and the Majority Lenders; provided that the consent and waiver set forth in Section 2 hereof shall not be effective unless counterparts of this Amendment have been duly executed by each Loan Party and all of the Lenders;

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(b)           a certificate of Secretary or other officer of each Loan Party certifying the name and title of the officer of such Loan Party that is authorized to execute this Amendment and that none of the organizational documents of such Loan Party have been changed since the Closing Date; and

(c)           evidence that the Borrowers have paid (i) the Administrative Agent for the pro rata benefit of each Lender executing this Amendment an amendment fee equal to 0.04% of the aggregate Revolving Commitments of all such Lenders executing this Amendment and (ii) all other costs, accrued and unpaid fees and expenses to the extent due and payable to the Lenders and the Administrative Agent as of the Amendment Effective Date pursuant to the Credit Agreement and any fee letter executed by the Borrowers.

Section 4. Representations and Warranties. Each Loan Party jointly and severally hereby represents and warrants that, as of the Amendment Effective Date:

(a)                                        all representations and warranties of such Loan Party contained in the Credit Agreement and any other Loan Document are true and correct in all material respects with the same effect as if such representations and warranties had been made on the Amendment Effective Date (it being understood and agreed that any representation which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date); and

(b)         no Default has occurred and is continuing.

 Section 5. Consent of Guarantors; Confirmation of Guarantees. Each Guarantor hereby consents to this Amendment and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, the Guarantee contained in Article VIII of the Credit Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

 Section 6. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York without regard to conflict of laws principles.

 Section 7. Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement and understanding among the parties and supersede all prior agreements and understandings, whether written or oral, among the parties hereto concerning the transactions provided herein and therein.

 Section 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

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Section 9. Headings. The headings set forth in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section 10. Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Amendment Effective Date.

BORROWERS:

MXENERGY INC.

/s/ Chaitu Parikh
Chaitu Parikh
Vice President &
Chief Financial Officer

MXENERGY ELECTRIC INC

/s/ Chaitu Parikh
Chaitu Parikh
Vice President &
Chief Financial Officer

GUARANTORS:

MXENERGY HOLDINGS INC.

/s/ Chaitu Parikh
Chaitu Parikh
Vice President &
Chief Financial Officer

ONLINE CHOICE INC.
MXENERGY GAS CAPITAL HOLDINGS
CORP.
MXENERGY ELECTRIC CAPITAL HOLDINGS CORP.
MXENERGY GAS CAPITAL CORP. MXENERGY ELECTRIC CAPITAL CORP. OTAL GAS & ELECTRIC INC.
TOTAL GAS & ELECTRICITY (PA) INC. MXENERGY CAPITAL HOLDINGS ORP. MXENERGY CAPITAL CORP.
MXENERGY SERVICES INC.
INFOMETER.COM INC

/s/ Chaitu Parikh
Chaitu Parikh
Vice President &
Chief Financial Officer

LENDERS

SOCIÉTÉ GÉNÉRALE

/s/ Emmaunel Chesneau
Emmanuel Chesneau
Managing Director

/s/ Barbara Paulsen
Barbara Paulsen
Managing Director

WACHOVIA BANK, N.A.

/s/ Diane Bredehoft
Diane Bredehoft
Vice President

CoBANK, ACB

/s/ Dale Keyes
Dale Keyes
Vice President

MORGAN STANLEY

/s/ Daniel Twenge
Daniel Twenge
Authorized Signatory

LASALLE BANK NATIONAL
ASSOCIATION

/s/ Meghan A. Schultz
Meghan A. Schultz
Vice President

ALLIED IRISH BANK p.l.c

/s/ Vaughan Buck
Vaughan Buck
Executive Vice President

ALLIED IRISH BANK p.l.c

/s/ Aidan Lanigan
Aidan Lanigan
Vice President

RZB FINANCIAL LLC

/s/ Astrid Wilke
Astrid Wilke
Vice President

RZB FINANCIAL LLC

/s/ Pearl Geffers
Pearl Geffers
First Vice President

Execution Version

CONSENT AND WAIVER AGREEMENT

This CONSENT AND WAIVER AGREEMENT dated as of November 16, 2007 (this “Consent”) is executed in connection with the First Amended and Restated Credit Agreement dated as of August 1, 2006 (as amended to date, the “Credit Agreement”) among MxEnergy Inc., a Delaware corporation (“MxEnergy”), and MxEnergy Electric Inc., a Delaware corporation (“MxEnergy Electric”; MxEnergy and MxEnergy Electric each a “Borrower” and collectively, the “Borrowers”), MxEnergy Holdings Inc. and certain Subsidiaries thereof, the lenders party thereto and Societe. Generale, as the Administrative Agent. Unless otherwise defined in this Consent, each capitalized term used in this Consent has the meaning given to such term in the Credit Agreement.

WHEREAS, MxEnergy intends to enter into an agreement with PS Energy Group, Inc. (“PS Energy”) to acquire certain assets of PS Energy for a purchase price in an aggregate amount of not more than $8,000,000, plus an additional amount to be paid to PS Energy for working capital, a true and complete final draft of which has been provided to the Administrative Agent (the “PSEGI Acquisition Agreement”);

WHEREAS, the Borrowers have requested the Administrative Agent and the Lenders to consent to the entering into of the PSEGI Acquisition Agreement and waive any breach of Section 6.05(i) of the Credit Agreement that will occur in connection therewith;

THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties set forth herein, and for other good and valuable consideration, the parties hereby agree as follows:

Section 1.                   Consent and Waiver.

(a)           The Majority Lenders hereby consent to the transaction contemplated by the PSEGI Acquisition Agreement and agree to waive any breach by the Loan Parties under Section 6.05(i)(iii) of the Credit Agreement with respect thereto so long as the consideration paid under the PSEGI Acquisition Agreement (excluding amounts to be paid to PS Energy for working capital) does not exceed $8,000,000. The Majority Lenders acknowledge that the consideration paid or to he paid under the PSEGI Acquisition Agreement (including any earn-outs payable to PS Energy under the PSEGI Acquisition Agreement) shall not count against the $5,000,000 cap set forth in Section 6.05(i)(iii) of the Credit Agreement with respect to any applicable consecutive twelve-month period.

(b)           The express waiver set forth in this Section I is limited to the extent described herein and shall not be construed to be a consent or waiver of any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or any other Loan Document. The Lenders reserve the right to exercise any rights and remedies available to them in connection with any other present or future defaults with respect to the Credit Agreement or any other provision of any Loan Document.

Section 2. Representations and Warranties. Each Loan Party jointly and severally represents and warrants to the Lenders that (a) no Default or Event of Default has occurred and is continuing (except to the extent waived hereby), and (b) each of the representations and warranties of such Loan Party in the Credit Agreement and the other Loan Documents are true and correct on the date hereof in all material respects (except to the extent stated as of a prior date only).

Section 3. Effectiveness. This Consent shall become effective when the Administrative Agent shall have received duly executed counterpart signature pages to this Consent from the Loan Parties and the Majority Lenders.

Section 4. Choice of Law. This Consent shall be governed by and construed and enforced in accordance with the laws of the State of New York, without reference to the principles thereof regarding conflicts of laws.

Section S. Counterparts. This Consent may be signed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Transmission by facsimile of an executed counterpart of this Consent shall be deemed to constitute due and sufficient delivery of such counterpart.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed by their duly authorized officers as of the first day and year written above.

BORROWERS:

MXENERGY INC.

/s/ Chaitu Parikh
Chaitu Parikh
Vice President &
Chief Financial Officer

MXENERGY ELECTRIC INC

/s/ Chaitu Parikh
Chaitu Parikh
Vice President &
Chief Financial Officer

GUARANTORS:

MXENERGY HOLDINGS INC.

/s/ Chaitu Parikh
Chaitu Parikh
Vice President &
Chief Financial Officer

ONLINE CHOICE INC.
MXENERGY GAS CAPITAL HOLDINGS
CORP.
MXENERGY ELECTRIC CAPITAL HOLDINGS CORP.
MXENERGY GAS CAPITAL CORP.
MXENERGY ELECTRIC CAPITAL CORP.
TOTAL GAS & ELECTRIC INC.
TOTAL GAS & ELECTRICITY (PA) INC.
MXENERGY CAPITAL HOLDINGS CORP.
MXENERGY CAPITAL CORP.
MXENERGY SERVICES INC.
INFOMETER.COM INC

/s/ Chaitu Parikh
Chaitu Parikh
Vice President &
Chief Financial Officer

LENDERS

SOCIÉTÉ GÉNÉRALE

/s/ Emmaunel Chesneau
Emmanuel Chesneau
Managing Director

/s/ Barbara Paulsen
Barbara Paulsen
Managing Director

WACHOVIA BANK, N.A.

/s/ Diane Bredehoft
Diane Bredehoft
Vice President

CoBANK, ACB
/s/ Dale Keyes
Dale Keyes
Vice President

MORGAN STANLEY

/s/ Dan Gioia
Daniel Gioia
Authorized Signatory

LASALLE BANK NATIONAL ASSOCIATION

/s/ David C. Bond
David C. Bond
Senior Vice President

ALLIED IRISH BANK p.l.c

/s/ Robert F. Moyle
Robert F. Moyle
Senior Vice President

/s/ Aidan Lanigan
Aidan Lanigan
Vice President

RZB FINANCIAL LLC

/s/ Astrid Wilke
Astrid Wilke
Vice President

/s/ Pearl Geffers
Pearl Geffers
First Vice President